UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2007

THE MOSAIC COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-32327	20-0891589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3033 Campus Drive Suite E490 Plymouth, Minnesota	55441
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 918-8270

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

The following information is being “furnished” in accordance with General Instruction B.2. of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing:

Furnished herewith as Exhibits 99.1 through 99.8 and incorporated by reference herein are copies of presentations being made by The Mosaic Company at its Analyst Day conference on May 10, 2007.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Reference is made to the Exhibit Index hereto with respect to the exhibits furnished herewith. The exhibits listed in the Exhibit Index hereto are being “furnished” in accordance with General Instruction B.2. of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MOSAIC COMPANY

Date: May 10, 2007	By:	/s/ Richard L. Mack
	Name:	Richard L. Mack
	Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation being made by James T. Prokopanko, Chief Executive Officer and President of The Mosaic Company, at The Mosaic Company’s Analyst Day Conference on May 10, 2007

99.2	Presentation being made by Michael R. Rahm, Vice President - Market Analysis and Strategic Planning of The Mosaic Company, at The Mosaic Company’s Analyst Day Conference on May 10, 2007

99.3	Presentation being made by Richard N. McClellan, Senior Vice President - Commercial of The Mosaic Company, at The Mosaic Company’s Analyst Day Conference on May 10, 2007

99.4	Presentation being made by Thomas M. Philbin, Vice President - Marketing of The Mosaic Company, at The Mosaic Company’s Analyst Day Conference on May 10, 2007

99.5	Presentation being made by Corrine D. Ricard, Vice President - Business Development of The Mosaic Company, at The Mosaic Company’s Analyst Day Conference on May 10, 2007

99.6	Presentation being made by Douglas A. Hoadley, Vice President - Investor Relations of The Mosaic Company, at The Mosaic Company’s Analyst Day Conference on May 10, 2007

99.7	Presentation being made by James T. Prokopanko, Chief Executive Officer and President, and Lawrence W. Stranghoener, Executive Vice President and Chief Financial Officer, of The Mosaic Company, at The Mosaic Company’s Analyst Day Conference on May 10, 2007

99.8	Presentation being made by Norman B. Beug, Senior Vice President - Potash Operations of The Mosaic Company, at The Mosaic Company’s Analyst Day Conference on May 10, 2007